UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): [April 7, 2005]


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



            000-27241                                  94-3226488
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           (Commission                                 (IRS Employer
          File Number)                               Identification No.)


  777 Mariners Island Boulevard, San Mateo, California           94404
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        (Address of principal executive offices)               (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry Into a Material Definitive Agreement.


         Keynote Systems, Inc., a Delaware corporation ("Keynote" or the "Company") and Patrick Quirk entered into an employment agreement (the "Employment Agreement") pursuant to which Mr. Quirk will serve as Keynote's Executive Vice President, Worldwide Customer Operations, effective as of April 7, 2005. The Employment Agreement is included with this report as Exhibit 99.1.


         The Employment Agreement provides for an annual base salary of $220,000 and a performance bonus of up to $140,000 per fiscal year, contingent upon the attainment by Keynote of business goals as prescribed in Keynote's executive bonus program then in effect. In addition, Keynote has agreed to grant Mr. Quirk an option to purchase up to 600,000 shares of Keynote's common stock ("Option"). This option will vest over six years, with 1/6th of the shares subject to the option vesting on April 7, 2006 and the remainder vesting on a monthly basis over the remaining vesting schedule. The option will have an exercise price equal to the fair market value of the common stock on the date of grant. If there is a Sale of the Company (as defined in the Employment Agreement) and Mr. Quirk's employment is terminated without Cause or for Good Reason (as defined in the Employment Agreement) in connection with or within the twelve months following the Sale of the Company, then vesting of the Option will be accelerated to (i) 25% of the underlying shares, if Mr. Quirk has been employed by the Company for one year or less or (ii) 100% of the underlying shares, if Mr. Quirk has been employed by the Company for more than one year.


         The Employment Agreement also provides that, in the event that Mr. Quirk is terminated by Keynote without Cause (as defined in the Employment Agreement), he shall be entitled to either six months' prior notice or cash severance equal to six months of his then base salary, at Keynote's discretion.


         The Employment Agreement also provides that Mr. Quirk shall be entitled to six months' severance if his employment is terminated due to death or disability or if he terminates his employment for Good Reason (as defined in the Employment Agreement).




Item 9.01 Financial Statements and Exhibits.


     (c) Exhibits.

         99.1 Employment Offer Letter dated as of April 7, 2005 between Keynote Systems, Inc. and Patrick Quirk.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    KEYNOTE SYSTEMS, INC.



Date:  April 11, 2005               By:    /s/ Peter Maloney
                                           --------------------------------
                                           Peter Maloney
                                           Vice President and
                                           Chief Financial Officer